UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2011

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 693-7120

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

MGM Resorts International (the “Company”) held its annual meeting of stockholders on June 14, 2011, at which stockholders voted on the matters set forth below.

Proposal 1: To elect a Board of Directors.

	FOR	WITHHOLD
ROBERT H. BALDWIN	307,196,955	6,180,577
WILLIAM A. BIBLE	310,740,642	2,636,890
BURTON M. COHEN	310,824,530	2,553,002
WILLIE D. DAVIS	297,377,916	15,999,616
ALEXIS M. HERMAN	309,658,370	3,719,162
ROLAND HERNANDEZ	295,441,812	17,935,720
ANTHONY MANDEKIC	293,960,661	19,416,871
ROSE MCKINNEY-JAMES	297,463,485	15,914,047
JAMES J. MURREN	304,469,086	8,908,446
DANIEL J. TAYLOR	293,813,389	19,564,143
MELVIN B. WOLZINGER	300,228,653	13,148,879

Broker Non-Votes: 82,397,003

Each of the foregoing directors was elected and received the affirmative vote of a plurality of the votes cast at the annual meeting at which a quorum was present.

Proposal 2: To ratify the selection of the independent registered public accounting firm for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN

387,712,265	4,675,968	3,386,302

Broker Non-Votes: 0

The foregoing Proposal 2 was approved.

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executives as disclosed in the proxy statement for the annual meeting.

FOR	AGAINST	ABSTAIN

245,884,115	66,448,396	1,045,021

Broker Non-Votes: 82,397,003

The foregoing Proposal 3 was approved.

Proposal 4: To cast an advisory vote on frequency of the stockholder advisory vote on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

304,213,050	520,085	7,463,946	1,180,451

Broker Non-Votes: 82,397,003

The “1 Year” option in the foregoing Proposal 4 was approved. Consistent with the outcome of this vote, the Company will include an advisory stockholder vote on the compensation of named executives in its proxy materials every year until the next frequency vote.

Proposal 5: To amend and restate the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock to 1,000,000,000.

FOR	AGAINST	ABSTAIN

357,724,714	34,763,882	3,285,939

Broker Non-Votes: 0

The foregoing Proposal 5 was approved.

Proposal 6: To approve the Company’s Amended and Restated Annual Performance-Based Incentive Plan for Executive Officers.

FOR	AGAINST	ABSTAIN

306,491,262	6,203,405	682,865

Broker Non-Votes: 82,397,003

The foregoing Proposal 6 was approved.

Proposal 7: To consider a stockholder proposal presented at the annual meeting requesting the issuance of a report to stockholders on the Company’s sustainability policies and performance.

FOR	AGAINST	ABSTAIN

51,887,520	237,927,181	23,562,831

Broker Non-Votes: 82,397,003

The foregoing Proposal 7 was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International

Date: June 17, 2011	By:	/s/ Andrew Hagopian III
Andrew Hagopian III
Vice President & Deputy General Counsel